Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Current Report on Form 8-K which contains audited financial statements for the year ended December 31, 2003 of Pacific Gas and Electric Company, I, Gordon R. Smith, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ GORDON R. SMITH

GORDON R. SMITH

President and Chief Executive Officer

March 1, 2004

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Current Report on Form 8-K which contains audited financial statements for the year ended December 31, 2003 of Pacific Gas and Electric Company, I, Kent M. Harvey, Senior Vice President, Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Current Report on Form 8-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Current Report on Form 8-K fairly presents, in all material respects, the financial condition and results of operations of Pacific Gas and Electric Company.

/s/ KENT M. HARVEY

KENT M. HARVEY

Senior Vice President, Chief Financial Officer and Treasurer

March 1, 2004